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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                December 29, 2005
                                 --------------
                                 Date of Report


                               Kodiak Energy, Inc.
                             -----------------------
                     (Formerly Island Critical Care, Corp.)

      Delaware                    333-82434                   650967706
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   (State or other          (Commission File No.)      (IRS Employer I.D. No.)
    Jurisdiction)

                         734 7th Avenue S.W., Suite 460
                         Calgary, Alberta T2P 3P8 Canada
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                    (Address of Principal Executive Offices)

                                 (403) 262-8044
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              (Registrant's Telephone Number, including area code)



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Item 1.01 Entry into a Material Definitive Agreement

     On December 22, 2005, pursuant to subscription agreements, we closed a private placement to twelve investors of an aggregate of 15,000,000 common shares at a price of US$0.02 per share, for total proceeds of US$300,000. The common shares were issued pursuant to Regulation S ("Regulation S") under the Securities Act of 1933, as amended (the "1933 Act").

Item 3.02 Unregistered Sales of Equity Securities

     See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits

    (a)  Financial statements of business acquired.

         Not applicable.

    (b)  Pro forma financial information.

         Not applicable.

    (c)  Exhibits.

Exhibit
Number            Description
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4.1               Form of Subscription Agreement for private placement of shares



                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Kodiak Energy, Inc



DATED:   December 29, 2005              /s/ Mark Hlady
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                                            Mark Hlady
                                            CEO, and Director

















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